First Quarter 2026 Supplemental Information April 22, 2026

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of April 22, 2026. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of March 31, 2026 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Loan Portfolio

$5.1 B
Loan Portfolio

100%
Senior Loans

63%
Multifamily & Industrial

$108 M
Average Loan Size(1)

8%
European Loan Exposure

Senior loans secured primarily by ***transitional, institutional multifamily and industrial properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$7.2 B
Financing Capacity

77%
Fully Non-Mark-to-Market(2)

$653 M
Current Liquidity(3)

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

16%
KKR Ownership in KREF

$744 B
Global AUM(4)

$86 B
Real Estate AUM(4)(5)

~125
Real Estate Professionals

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of KREF's unfunded commitment. The whole loan average size is $172 million
(2) Based on outstanding principal amount of secured financing. The remaining is subject to credit marks only
(3) Includes $135 million of cash, $500 million of undrawn corporate revolver capacity and $18 million of available borrowings based on existing collateral
(4) As of December 31, 2025
(5) Figures represent AUM across all KKR real estate transactions

KREF

3

4 • 1Q 2026 Net loss(1) of ($0.96) per diluted share (includes a CECL provision of ($1.14) per diluted share) • 1Q 2026 Distributable loss(2) of ($0.06) per diluted share (includes a realized loss of ($0.27) per diluted share) • Book Value per Share (“BVPS”) of $11.87 per share (includes a CECL allowance of ($4.03) per share as of March 31, 2026, representing 508 basis points of loan principal balance) First Quarter 2026 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts. Excludes loans on nonaccrual status • Originated and funded $184 million and $178 million, respectively, relating to one floating-rate senior loan • $5.1 billion senior loan portfolio with a weighted average unlevered all-in yield(3) of 7.2% • Multifamily and industrial assets represent 63% of loan portfolio • Received $415 million in loan repayments, including $312 million of repayments on office loans • Funded $20 million for existing loans • Weighted average risk rating of 3.3 • Monitoring eight watch list loans, including three office and two life science assets • Leased our real estate owned office property in Mountain View, CA to OpenAI • Invested $42 million in CMBS securities Financials Portfolio Liquidity & Capitalization • $653 million of available liquidity, including $135 million of cash and $500 million of undrawn capacity on the corporate revolver • Extended a $150 million repurchase facility maturity date to December 2030 and a $250 million warehouse facility maturity date to March 2029 • Diversified financing sources totaling $7.2 billion with $2.6 billion of undrawn capacity • 77% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No final facility maturities until 2027 and no corporate debt due until 2030 • In January 2026, repurchased 92 thousand shares at an average price per share of $8.25 for a total of $0.8 million • In April 2026, the Board of Directors authorized a modified repurchase program for KREF to repurchase up to an aggregate of $75 million of common and preferred stock • The Company’s Board of Directors declared a dividend of $0.10 per share of common stock with respect to the second quarter of 2026. The dividend is payable on July 15, 2026 to KREF’s common stockholders of record as of June 30, 2026.

5 1Q'26 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Includes real estate owned and an equity method investment (3) Book value per share includes CECL allowance of $260 million or ($4.03) per share and accumulated depreciation of $6 million or ($0.10) per share (4) Amount excludes 395,889 deferred stock units Income Statement ($ in Millions) 1Q'26 Net interest income $26.2 Other income 8.4 Provision for credit losses (73.5) Operating expenses (18.2) Preferred stock dividends (5.3) Other 0.6 Net Loss Attributable to Common Stockholders ($61.9) Net Loss per Share, Diluted ($0.96) Distributable Earnings (Loss)(1) ($4.1) Distributable Earnings (Loss) per Share, Diluted(1) ($0.06) Dividend per Share $0.25 Diluted Weighted Average Shares Outstanding 64,673,125 Balance Sheet ($ in Millions) 1Q'26 Commercial real estate loans, net $4,847.2 Real estate assets(2) 568.5 Consolidated VIE assets, CMBS trusts 1,272.2 Cash 135.4 CMBS investments 62.2 Other 64.5 Total Assets $6,950.1 Secured financing agreements, net $2,801.2 Collateralized loan obligations, net 1,066.0 Secured term loan, net 631.5 Consolidated VIE liabilities, CMBS trusts 1,247.9 Other 50.6 Total Liabilities $5,797.2 Total Equity $1,152.9 Common Shareholders' Equity $767.9 Book Value per Share(3) $11.87 Common Shares Outstanding(4) 64,275,643

6 1Q'26 Loan Originations – Case Study Investment United Kingdom Industrial Portfolio Loan Type Floating-Rate Senior Loan Loan Size $184 million(1) Location Various, United Kingdom Collateral 34 Industrial Properties totaling 5.7M SF Loan Purpose Refinance LTV(2) 72% Investment Date March 2026 Asset Photo (1) Loan size is £136 million in local currency. The total whole loan is $438 million, or £323 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 42% of the loan (2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated

7 Multifamily 41% Industrial 22% Office 18% Life Science 14% Hospitality 3% Other 2% Class-A 81% Class-B 19% KREF Loan Portfolio by the Numbers (1) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (2) “Other” property types include: 2% Student Housing and <1% Mixed Use (3) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Investment Type Property Type Interest Rate TypeGeography 5% 11% 11% 18% 12% Other U.S. <4%: 15% 100% Office(3) 5% Washington, D.C. Senior Loans 100% Floating 99% Fixed 1% Class-A 87% Class-B 13% Multifamily (1) (2) 7% 5% Other Europe <4%: 1% 4% 6%

8 2026 Portfolio Positioning & Outlook Our focus is centered on two key priorities: (1) executing a proactive and disciplined resolution strategy across our watch list assets and certain legacy office exposures, and (2) positioning a significant portion of our REO portfolio for monetization Note: This information reflects current targets as of the date presented and is subject to change. Actual results may differ (1) Represents target composition as of December 31, 2026 (2) Represents 2024 through 2026 originated loans (3) Assignment-in-lieu of foreclosure expected to close in Q2 2026

9 KREF Office Loan Portfolio Overview Location Investment Date Loan Purpose Committed Principal Outstanding Principal Net Equity Loan per SF(1) Max Term (Years)(2) Minneapolis, MN Nov-17 Refinance $199.4 $194.4 $102.0 $182 0.3 Risk-Rated 5: Total / Weighted Average $199.4 $194.4 $102.0 0.3 Philadelphia, PA Jun-18 Refinance 114.3 114.3 31.4 117 0.9 Chicago, IL Jul-19 Refinance 105.0 90.7 53.8 87 2.4 Risk-Rated 4: Total / Weighted Average $219.3 $205.0 $85.2 1.6 Washington, DC Nov-21 Refinance 181.0 180.5 72.2 506 1.7 Plano, TX Feb-20 Refinance 137.8 134.8 35.3 186 0.4 Dallas, TX Nov-25 Refinance 114.1 94.1 19.6 373 4.6 Washington, DC Jan-22 Refinance 100.0 100.0 15.1 365 1.9 Risk-Rated 3: Total / Weighted Average $532.9 $509.4 $142.2 1.9 Grand Total / Weighted Average $951.6 $908.8 $329.4 1.5 Risk- Rated 3 Office Assets Note: Amounts shown in millions, except for Loan per SF (1) Loan Per SF based on current principal amount divided by current SF (2) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount

KREF Life Science Loan Portfolio Overview

100% of KREF's loan exposure is located in the top two Life Science markets

Location	MSA	Investment Date	Loan Purpose	Development Status	Year Built or Renovated	Asset Quality	Committed Principal	Outstanding Principal	Net Equity	Loan per SF[1]	Max Term (Years)[2]
Boston, MA	Boston	Aug-22	Construction	Complete	2024	Class A	$312.5	$229.6	$34.0	$747	1.4
Boston, MA[3]	Boston	Apr-21	Acquisition	Complete	2022	Class A/B	166.2	164.1	66.2	681	—
Risk-Rated 5: Total / Weighted Average							$478.7	$393.7	$100.2		0.8
Redwood City, CA	San Francisco	Sep-22	Construction	In Process	2025	Class A	145.2	105.4	21.3	886	1.5
Cambridge, MA	Boston	Dec-21	Construction	Complete	2023	Class A	98.4	64.1	14.2	912	4.8
San Carlos, CA	San Francisco	Feb-22	Recapitalization	Complete	2023	Class A	89.1	66.2	27.7	452	1.6
Brisbane, CA	San Francisco	Jul-21	Refinance	N/A	2020	Class A	88.3	80.8	24.0	698	2.4
Risk-Rated 3: Total / Weighted Average							$421.0	$316.5	$87.2		2.4
Grand Total / Weighted Average							$899.7	$710.2	$187.4		1.5

Development Status[4]



N/A
10%
In
Process
16%
Completed
74%

Metropolitan Statistical Area[4]



San Francisco
36%
Boston
64%

Life Science Assets

Brisbane, CA





San Carlos, CA



Cambridge, MA





Redwood City, CA



Boston, MA





Boston, MA

Note: Amounts shown in millions, except for Loan per SF

(1) Loan Per SF based on current principal amount divided by current SF. For Construction loans, Loan per SF based on total commitment amount of the loan divided by the proposed SF

(2) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount

(3) Loan is in maturity default as of March 31, 2026. Expected REO resolution in Q2 2026

(4) Based on committed principal

KREF

10

11 0% 5% 82% 2% 11% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.3 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV excludes risk-rated 5 loans. (2) Weighted average is weighted by current principal amount Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 66% Loan Count 1Q '2 6 Weighted Average LTV(2): 66% Weighted Average Risk Rating(2): 3.2 4Q '2 5 25% 20% 17% 30% 8% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 24% 15% 16% 37% 8% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 2 1 446 0 2 4 441Loan Count 0% 6% 74% 6% 14% 1 2 3 4 5

Watch List Migrations Quarter-over-Quarter

In 1Q'26, KREF had four risk rating downgrades, including four new additions to the watch list and one resolution

4Q'25 Watch List	Intra-Quarter Activity	1Q'26 Watch List
Total Principal: $572 million	Risk Rating: 5	*Total Principal: $704 million*
Minneapolis Office		Minneapolis Office
Boston Life Science		Boston Life Science
San Diego Multifamily		San Diego Multifamily
	downgraded from risk-rated 3 to risk-rated 5	Boston Life Science
Cambridge Life Science[(1)]	*modified and restructured upgraded from risk-rated 5 to risk-rated 3*	
Total Principal: $91 million	Risk Rating: 4	*Total Principal: $284 million*
Chicago Office		Chicago Office
	downgraded from risk-rated 3 to risk-rated 4	Philadelphia Office
	downgraded from risk-rated 3 to risk-rated 4	Georgetown Multifamily
	downgraded from risk-rated 3 to risk-rated 4	Carrollton Multifamily

(1) Loan was modified and restructured into (i) a $63 million senior mortgage loan net of a sponsor paydown, and (ii) a $17 million subordinated note. The restructured senior loan was upgraded to risk-rated 3, and earns a coupon rate of S+3.65% and has a new term of five years. The $17 million subordinated note was deemed uncollectible and written off in March 2026

KREF

12

Case Studies: Watch List Loans

Investment	Boston Life Science	Minneapolis Office	Boston Life Science	San Diego Multifamily
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	August 2022	November 2017	April 2021	October 2021
Collateral	418k RSF Class-A Life Science Development	Two Class-A Office Buildings totaling 1.1mm SF	Two Buildings totaling 482k SF	231-unit Class-A Multifamily
Loan Purpose	Construction	Refinance	Acquisition	Refinance
Location	Boston, MA	Minneapolis, MN	Boston, MA	San Diego, CA
Committed Amount	$313 million	$199 million(2)	$166 million(3)	$116 million
Current Principal Amount	$230 million	$194 million(2)	$164 million	$115 million
Loan Basis(1)	$747 / SF	$182 / SF	$681 / SF	$500k / unit
Coupon	+ 4.2%	+ 2.3%(2)	+ 3.7%	+ 3.7%
Max Remaining Term (Yrs.)	1.4	0.3	—(4)	0.6
Loan Risk Rating	5	5	5	5

(1) Loan basis reflects outstanding current principal amount before any CECL adjustments
(2) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of March 31, 2026, at a fixed PIK interest rate of 4.5%
(3) The total whole loan is $332 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 50% of the loan
(4) Loan is in maturity default as of March 31, 2026. Expected REO resolution in Q2 2026

KREF

13

14 Case Studies: Watch List Loans cont. Investment Philadelphia Office Chicago Office Carrollton Multifamily Georgetown Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date June 2018 July 2019 April 2022 December 2021 Collateral Two Office Buildings totaling 1mm SF Class-A Office Building totaling 1mm SF 320-unit Multifamily 210-unit Class-A Multifamily Loan Purpose Recapitalization Refinance Acquisition Acquisition Location Philadelphia, PA Chicago, IL Carrollton, TX Georgetown, TX Committed Amount $114 million $105 million $44 million $35 million Current Principal Amount $114 million $91 million $44 million $35 million Loan Basis(1) $117 / SF $87 / SF $136k / unit $167k / unit Coupon + 2.8% + 2.3% + 2.9% + 3.4% Max Remaining Term (Yrs.) 0.9 2.4 0.2 0.8 Loan Risk Rating 4 4 4 4 (1) Loan basis reflects outstanding current principal amount before any CECL adjustments

Overview of Real Estate Assets

Proforma equity[1] of approximately $506 million ($7.83 per share) was held in our Real Estate Assets

Real Estate Owned

Location	Property Type	Acquisition Date	Square Footage/ Units	Investment Amount[2] ($ in millions)	Investment Amount per Square Foot/ Unit
Mountain View, CA	Class A Office Campus	June 2024	449,006	$123	$396 / SF
Seattle, WA[3]	Class A Life Science	June 2024	213,056	97	$610 / SF
West Hollywood, CA	Luxury Condo	April 2025	37 units	95	$2.6M / unit
Portland, OR	Retail / Redevelopment	December 2021	n.a.[4]	95	n.a.
Raleigh, NC	Multifamily	August 2025	320 units	72	$225k / unit
Philadelphia, PA	Office	December 2023	210,528	34	$160 / SF
Total REO at 1Q'26				**$515**	
Boston, MA[5]	Life Science	Q2 2026	481,679	127	$527 / SF
Total REO Proforma, post 1Q'26				**$642**	

Property Type



Multifamily 14%
Office 30%
Retail / Redevelopment 18%
Condo 19%
Life Science 19%

Location



PA 7%
NC 14%
CA 42%
OR 18%
WA 19%

Note: Figures as of March 31, 2026. Property type and location breakouts based on total investment amount
(1) Equity represents investment amount less current financing and noncontrolling interests
(2) Investment Amount represents the value of land, building, and certain other adjustments to basis, net of noncontrolling interests
(3) Included in "Equity method investment, real estate asset" on the Condensed Consolidated Balance Sheets
(4) Estimated entitlement of 4+ million square feet
(5) Assignment-in-lieu of foreclosure expected to close in Q2 2026. Investment amount of $127 million represents the loan's Carrying Value (Amortized Cost less CECL reserve)

KREF
15

Financing Overview: 77% Non-Mark-To-Market

Diversified financing sources totaling $7.2 billion with $2.6 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Principal Amount	Weighted Avg. Coupon[(1)]	Advance Rate	Non-MTM
Term Credit Facilities	$1,647	$1,018	+1.8%	63.4%	(2)
Term Lending Agreements	$1,377	$709	+1.4%	74.8%	✓
Warehouse Facility	$250	$0	n/a	n/a	✓
Secured Term Loan	$645	$645	+2.5%	—	✓
Corporate Revolving Credit Facility	$700	$200	+2.0%	—	✓
Total Debt	**$4,619**	**$2,572**			
Collateralized Loan Obligations	$1,066	$1,066	+1.7%	74.9%	✓
Term Loan Facility	$1,000	$512	+2.0%	76.6%	✓
Asset Specific Financing	$481	$369	+2.6%	80.2%	✓
Total Leverage	**$7,166**	**$4,519**			

Leverage Ratios



2.2x
4.0x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing[(5)]



Term Credit Facilities 23%
Collateralized Loan Obligations 24%
Term Lending Agreements 16%
Secured Term Loan 14%
Term Loan Facility 11%
Asset Specific 8%
Revolver 4%
Non-Mark-to-Market 77%

(1) Weighted average coupon expressed as spread over the applicable benchmark rate (Term SOFR, EURIBOR or SONIA)
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) KREF stockholders' equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligations, less cash to (ii) KREF stockholder's equity, in each case, at period end
(5) Based on outstanding principal amount of secured financing

KREF

16

17 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $402 $309 $160 $148 $1,018 Capacity $600 $500 $397(1) $150 $1,647 Collateral: Loans / Principal Balance 8 Loans / $594 8 Loans / $528 2 Loans / $213 5 Loans / $272 22 Loans / $1,607 Final Stated Maturity(2) September 2029 July 2027 November 2032 December 2030 - Weighted Average Pricing(3) +1.6% +2.1% +1.4% +2.4% +1.8% Weighted Average Advance 67.6% 58.5% 75.0% 54.2% 63.4% Mark-to-market Credit Only Credit Only Credit Only Credit Only - ($ in Millions) (1) Facility size is £300 million in local currency (2) Based on extended maturity date (3) Weighted average pricing expressed as spread over the applicable benchmark rate (Term SOFR, EURIBOR or SONIA) (4) Based on principal balance of financing Property Type(4) Multifamily 48% Industrial 17% Life Science 16% Office 14% Hospitality 5% U.S. Europe

18 $135 $635 $135 $500 $18 $653 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 $800 Liquidity Overview (1) Unencumbered assets includes $231 million of unencumbered senior loans, $217 million of real estate owned assets, and $87 million of CMBS investments (2) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $535 million of total unencumbered assets(1) as of March 31, 2026 (4) (2)

19 Earnings Sensitivity to Change in Benchmark Rates 99% floating-rate loan portfolio indexed to benchmark rates Quarterly Net Interest Income Per Share Sensitivity to Change in Benchmark Rates Term SOFR: 3.66% EURIBOR: 2.08% SONIA: 3.73% As of March 31, 2026 ($ Impact Per Share) Note: Based on portfolio as of March 31, 2026 Change in Benchmark Rate $0.01 $0.00 $0.00 $0.01 $0.02 -1.00% -0.50% 0.00% +0.50% +1.00% (0.01) 0.00 0.01 0.02 0.03 0.04

20 Appendix

1Q'26 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
1	Senior Loan	Boston, MA	Life Science	8/3/2022	$312.5	$312.5	$229.6	$34.1	+4.2%	1.4	$747 / SF	n.a.	5
2	Senior Loan	Various, U.S.	Industrial	4/28/2022	504.5	252.3	252.3	64.1	+2.7%	1.1	$98 / SF	64%	3
3	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	217.2	58.0	+10.5%	0.2	$277 / SF	52%	3
4	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	220.0	220.0	220.0	54.8	+2.9%	—	$410,430 / unit	68%	3
5	Senior Loan	Minneapolis, MN	Office	11/13/2017	199.4	199.4	194.4	102.0	+2.3%	0.3	$182 / SF	n.a.	5
6	Senior Loan	Washington, D.C.	Office	11/9/2021	181.0	181.0	180.5	72.2	+3.4%	1.7	$506 / SF	55%	3
7	Senior Loan	Various, United Kingdom	Industrial	3/5/2026	427.4	179.7	173.6	171.8	+2.6%	5.1	$73 / SF	72%	3
8	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	171.4	42.5	+2.8%	0.8	$211,091 / unit	73%	2
9	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	164.1	66.2	+3.7%	—	$681 / SF	n.a.	5
10	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.9	145.2	105.4	21.3	+4.5%	1.5	$886 / SF	53%	3
11	Senior Loan	Various, United Kingdom	Industrial	11/19/2025	462.7	138.8	138.8	33.5	+2.8%	4.6	$145 / SF	75%	3
12	Senior Loan	Plano, TX	Office	2/6/2020	137.8	137.8	134.8	35.3	+4.1%	0.4	$186 / SF	64%	3
13	Senior Loan	Raleigh, NC	Industrial	6/24/2025	407.6	125.0	125.0	24.1	+2.4%	4.3	$152 / SF	71%	3
14	Senior Loan	Arlington, VA	Multifamily	1/20/2022	119.3	119.3	119.3	28.9	+3.1%	0.9	$397,644 / unit	65%	3
15	Senior Loan	San Diego, CA	Multifamily	10/20/2021	115.7	115.7	115.4	45.5	+3.7%	0.6	$499,500 / unit	n.a.	5
16	Senior Loan	Philadelphia, PA	Office	6/19/2018	114.3	114.3	114.3	31.4	+2.8%	0.9	$117 / SF	71%	4
17	Senior Loan	Dallas, TX	Office	11/7/2025	228.2	114.1	94.1	19.6	+3.2%	4.6	$373 / SF	52%	3
18	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	25.3	+3.0%	0.2	$155,602 / unit	74%	2
19	Senior Loan	Chicago, IL	Office	7/15/2019	105.0	105.0	90.7	53.8	+2.3%	2.4	$87 / SF	59%	4
20	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	101.1	101.1	101.1	25.1	+2.8%	0.8	$191,460 / unit	61%	3
21	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	100.0	15.1	+3.3%	1.9	$365 / SF	55%	3
22	Senior Loan	Cambridge, MA	Life Science	12/22/2021	341.3	98.4	64.1	14.2	+3.7%	4.8	$912 / SF	51%	3
23	Senior Loan	Various, U.S.	Industrial	6/15/2022	195.2	97.6	83.4	21.4	+2.9%	1.3	$96 / SF	51%	3
24	Senior Loan	Cary, NC	Multifamily	11/21/2022	95.3	95.3	95.3	22.6	+3.4%	1.7	$244,275 / unit	63%	3
25	Senior Loan	Jersey City, NJ	Multifamily	10/9/2025	190.0	95.0	95.0	18.2	+2.5%	4.5	$455,635 / unit	76%	3
26	Senior Loan	Orlando, FL	Multifamily	12/14/2021	94.9	94.9	94.9	24.6	+3.1%	0.8	$250,396 / unit	74%	3
27	Senior Loan	Boston, MA	Industrial	6/28/2022	259.4	90.9	90.8	19.3	+2.7%	2.3	$195 / SF	52%	3
28	Senior Loan	San Carlos, CA	Life Science	2/1/2022	139.7	89.1	66.2	27.7	+1.0%	1.6	$452 / SF	68%	3
29	Senior Loan	Brisbane, CA	Life Science	7/22/2021	88.3	88.3	80.8	24.0	+3.4%	2.4	$698 / SF	71%	3
30	Senior Loan	North Palm Beach, FL	Multifamily	5/22/2025	85.7	85.7	85.4	16.5	+2.3%	4.2	$341,600 / unit	72%	3
31	Senior Loan	Various, U.S.	Multifamily	1/31/2025	142.2	85.3	85.1	21.5	+3.0%	3.9	$214,211 / unit	70%	3
32	Senior Loan	Various, Europe	Hospitality	12/2/2025	351.1	77.9	73.9	17.8	+3.0%	4.9	$70,861 / key	70%	3
33	Senior Loan	Philadelphia, PA	Mixed Use	6/28/2024	77.7	77.7	24.4	24.4	+4.0%	3.3	$75 / SF	72%	3
34	Senior Loan	Brandon, FL	Multifamily	1/13/2022	76.7	76.7	73.8	24.1	+3.1%	0.9	$189,240 / unit	75%	3
35	Senior Loan	Nashville, TN	Hospitality	1/6/2025	75.8	75.8	75.0	14.6	+3.3%	3.8	$326,087 / key	64%	3
36	Senior Loan	Delray Beach, FL	Multifamily	3/26/2025	73.0	73.0	73.0	14.2	+2.3%	4.0	$257,042 / unit	71%	3
37	Senior Loan	Melville, NY	Multifamily	7/25/2025	142.1	71.1	22.2	7.3	+3.9%	4.4	$475,251 / unit	55%	3
38	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	71.0	71.0	71.0	17.1	+2.8%	0.8	$287,449 / unit	74%	3
39	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.3	16.3	+2.8%	0.5	$290,496 / unit	78%	3
40	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	65.3	65.3	63.0	14.7	+3.1%	0.8	$171,125 / unit	74%	3
41	Senior Loan	Plano, TX	Multifamily	3/31/2022	63.3	63.3	63.3	30.1	+2.8%	1.4	$238,000 / unit	75%	3
42	Senior Loan	Dallas, TX	Multifamily	8/18/2021	63.1	63.1	63.1	15.6	+3.9%	0.4	$175,278 / unit	70%	3
43	Senior Loan	Atlanta, GA	Multifamily	9/16/2025	60.8	60.8	60.8	11.7	+2.4%	4.5	$211,847 / unit	67%	3
44	Senior Loan	Durham, NC	Multifamily	12/15/2021	59.5	59.5	58.2	24.1	+2.8%	1.8	$168,700 / unit	67%	3
45	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	57.6	57.6	56.4	15.3	+2.7%	1.1	$164,950 / unit	79%	3
46	Senior Loan	Sharon, MA	Multifamily	12/1/2021	51.9	51.9	51.9	12.1	+2.9%	0.7	$270,443 / unit	70%	3
47	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	51.4	51.4	51.4	13.0	+3.0%	0.8	$170,197 / unit	67%	3
48	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.5	+2.7%	1.1	$117 / SF	74%	3
49	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	43.7	43.7	43.7	20.7	+2.9%	0.2	$136,478 / unit	74%	4
50	Senior Loan	Dallas, TX	Multifamily	4/1/2022	42.4	42.4	42.4	20.4	+2.9%	0.1	$119,144 / unit	73%	3

*See footnotes on subsequent page

KREF

21

1Q'26 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
51	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	$35.2	$35.2	$35.2	$8.8	+3.4%	0.8	$167,381 / unit	68%	4
Total / Weighted Average					**$8,747.6**	**$5,498.5**	**$5,118.9**	**$1,568.1**	**+3.4%**	**1.7**		**66%**	**3.3**
Real Estate Assets													
1	Real Estate Owned	Mountain View, CA	Office	6/28/2024	n.a.	$122.6	$122.6	$122.6	n.a.	n.a.	$396 / SF	n.a.	
2	Equity Method Investment[9]	Seattle, WA	Life Science	6/28/2024	n.a.	96.9	96.9	55.9	n.a.	n.a.	$610 / SF	n.a.	
3	Real Estate Owned	West Hollywood, CA	Condo	4/15/2025	n.a.	95.4	95.4	40.4	n.a.	n.a.	$2,578,378 / unit	n.a.	
4	Real Estate Owned	Portland, OR	Retail / Redevelopment	12/16/2021	n.a.	94.8	94.8	94.8	n.a.	n.a.	n.a.	n.a.	
5	Real Estate Owned	Raleigh, NC	Multifamily	8/12/2025	n.a.	71.9	71.9	31.9	n.a.	n.a.	$224,688 / unit	n.a.	
6	Real Estate Owned	Philadelphia, PA	Office	12/22/2023	n.a.	23.4	23.4	23.4	n.a.	n.a.	$111 / SF	n.a.	
Total / Weighted Average						**$505.0**	**$505.0**	**$368.9**					
CMBS Investments													
1	Equity Method Investment[10]	Various, U.S.	Various	2/13/2017	n.a.	$40.0	$35.4	$35.4	4.7%	3.2		58%	
2	CMBS B-Pieces	Various, U.S.	Various	3/12/2026	n.a.	15.1	15.1	15.1	6.1%	9.7		50%	
3	CMBS Investment	Kailua-Kona, HI	Hospitality	3/17/2026	n.a.	14.0	14.0	14.0	+5.8%	6.8		55%	
4	CMBS Investment	Dallas, TX	Mixed Use	2/20/2026	n.a.	12.8	12.8	12.8	+6.8%	6.7		62%	
5	CMBS B-Pieces	Various, U.S.	Various	6/18/2025	n.a.	9.2	9.2	9.2	5.9%	9.0		42%	
Total / Weighted Average						**$91.1**	**$86.5**	**$86.5**	**5.5%**	**6.0**		**55%**	
Other Investments													
1	Equity Method Investment[11]	Various, Europe	Industrial	10/10/2025	n.a.	$14.9	$14.9	$14.9	n.a.	n.a.		n.a.	
Total / Weighted Average						**$14.9**	**$14.9**	**$14.9**					
Portfolio Total / Weighted Average						**$6,109.5**	**$5,725.4**	**$2,038.5**	**+7.0%**	**1.8**		**66%**	**3.3**

*See footnotes on subsequent page

KREF

22

23 1Q'26 Portfolio Details (1) Our total portfolio represents the current principal amount or investment amount on senior and mezzanine loans, real estate assets, CMBS investments and other investments. Excludes loans that were fully written off. For Senior Loan 5, the total whole loan is on non-accrual and has an outstanding principal balance of $194.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of March 31, 2026, at a fixed interest rate of 4.5% PIK. (2) Total Whole Loan represents the total commitment of the entire loan originated, including participations by KKR affiliated entities. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) real estate assets, net of borrowings and noncontrolling interests, and (iii) the investment amount of equity method investments, net of borrowings. (4) Weighted average is weighted by the current principal amount of our loans and the investment amount of CMBS investments. Weighted average LTV excludes risk-rated 5 loans and weighted average coupon excludes loans on nonaccrual status. (5) Coupon expressed as spread over Term SOFR, SONIA or EURIBOR. (6) Maximum remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 1, 3, 10, 22 and 37, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for construction loans, LTV is generally calculated as the total commitment amount of the loan divided by the as-stabilized value; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for CMBS investments, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. (9) Represents real estate assets held through a Tenant-in-Common ("TIC") agreement between us and a KKR affiliate. We hold a 74.6% economic interest in the real estate assets and share decision-making with the KKR affiliate under the TIC agreement. (10) Represents our investment in an aggregator vehicle that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount. (11) Represents our 50% economic interest in an affiliated company, which is invested in a senior mortgage loan that is collateralized by industrial properties located in France. The underlying senior mortgage loan with an outstanding principal balance of €65.2 million, has a coupon of 2.8%, term to maturity of 2.8 years and LTV of 69%. The affiliated company's investment in the underlying senior mortgage loan is 80% financed with a funding cost of EURIBOR + 1.6%. KREF does not have unilateral authority to direct the activities that most significantly impact the affiliated company's economic performance.

24 1Q'26 Portfolio Activity (1) Includes a $17 million loan write-off and an $8 million unrealized loss on FX translation (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us Loan Portfolio Activity Future Funding Obligations(2) ($ in Millions) Real Estate Assets, CMBS Investments & Other Loan Portfolio Principal (1)

25 Fully Extended Loan Maturities Note: Based on current principal amount. Excludes real estate owned and equity method investments Fully Extended Loan Maturities ($ in Millions) $1,430 $2,078 $420 $24 $854 $312 2026 2027 2028 2029 2030 2031 $0 $500 $1,000 $1,500 $2,000 $2,500 Fully extended weighted average loan maturity of 1.7 years

26 Consolidated Balance Sheets (in thousands - except share and per share data) March 31, 2026 December 31, 2025 Assets Cash and cash equivalents $ 135,437 $ 84,617 Commercial real estate loans, held-for-investment 4,885,906 5,347,756 Less: Allowance for credit losses (258,679) (201,924) Commercial real estate loans, held-for-investment, net 4,627,227 5,145,832 Commercial real estate loan, held-for-sale 219,990 — Real estate owned, held for investment, net 340,002 338,595 Real estate owned assets, held for sale 131,595 130,188 Equity method investments 147,290 147,332 Investments in CMBS securities 26,800 — Consolidated variable interest entities assets, CMBS trusts, at fair value 1,272,193 505,230 Other assets 49,561 112,849 Total Assets $ 6,950,095 $ 6,464,643 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,801,204 $ 2,862,689 Collateralized loan obligations, net 1,066,048 1,198,332 Secured term loan, net 631,478 632,516 Real estate owned liabilities, held for sale 2,970 3,867 Consolidated variable interest entities liabilities, CMBS trusts, at fair value 1,247,858 496,060 Due to related parties 5,515 6,506 Other liabilities 42,134 39,469 Total Liabilities 5,797,207 5,239,439 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of March 31, 2026 and December 31, 2025); liquidation preference of $327,750, or $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (64,275,643 shares issued and outstanding as of March 31, 2026; 65,488,680 issued and 64,367,737 outstanding as of December 31, 2025, respectively) 643 644 Additional paid-in capital 1,678,950 1,687,168 Accumulated deficit (584,080) (506,130) Repurchased stock (1,120,943 shares repurchased as of December 31, 2025) — (9,263) Total KKR Real Estate Finance Trust Inc. Stockholders' Equity 1,095,644 1,172,550 Noncontrolling interests in equity of consolidated joint ventures 57,244 52,654 Total Equity 1,152,888 1,225,204 Total Liabilities and Equity $ 6,950,095 $ 6,464,643

27 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 Net Interest Income Interest income $ 95,906 $ 101,341 $ 113,967 Interest expense 69,717 75,549 82,626 Total net interest income 26,189 25,792 31,341 Other Income Revenue from real estate owned operations 4,944 4,866 2,889 Income (loss) from equity method investments 657 413 (201) Change in net assets of consolidated variable interest entities, CMBS trusts 439 342 — Gain (loss) on foreign currency translation (5,377) 1,190 — Gain (loss) on foreign currency forward contracts 6,853 (1,265) — Other miscellaneous income 894 1,302 1,187 Total other income 8,410 6,848 3,875 Operating Expenses Provision for credit losses, net 73,541 43,686 24,863 Expenses from real estate owned operations 8,122 6,721 5,474 Management fees to related parties 5,511 5,524 5,797 General and administrative 4,584 3,804 4,831 Total operating expenses 91,758 59,735 40,965 Income (Loss) Before Income Taxes (57,159) (27,095) (5,749) Income tax expense — (156) — Net Income (Loss) (57,159) (26,939) (5,749) Net income (loss) attributable to noncontrolling interests (1,019) (697) (888) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries (56,140) (26,242) (4,861) Preferred stock dividends 5,326 5,326 5,326 Participating securities' share in earnings 415 421 363 Net Income (Loss) Attributable to Common Stockholders $ (61,881) $ (31,989) $ (10,550) Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ (0.96) $ (0.49) $ (0.15) Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 64,673,125 65,442,561 68,765,877 Dividends Declared per Share of Common Stock $ 0.25 $ 0.25 $ 0.25

28 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) (1) Numbers presented may not foot due to rounding (in thousands - except share and per share data) Three Months Ended March 31, 2026 Per Diluted Share(1) December 31, 2025 Per Diluted Share(1) March 31, 2025 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ (61,881) $ (0.96) $ (31,989) $ (0.49) $ (10,550) $ (0.15) Adjustments Non-cash equity compensation expense 1,808 0.03 1,485 0.02 2,127 0.03 Depreciation and amortization 1,358 0.02 1,167 0.02 740 0.01 Unrealized (gain) loss on investments (164) — (47) — (131) — Unrealized (gain) loss on foreign currency translation 5,377 0.08 (1,190) (0.02) — — Unrealized (gain) loss on foreign currency forward contracts (6,853) (0.11) 1,305 0.02 — — Provision for credit losses, net 73,541 1.14 43,686 0.67 24,863 0.36 Distributable Earnings before realized losses $ 13,186 $ 0.20 $ 14,417 $ 0.22 $ 17,049 $ 0.25 Realized loss on loan write-off (17,292) (0.27) — — — — Distributable Earnings (Loss) $ (4,106) $ (0.06) $ 14,417 $ 0.22 $ 17,049 $ 0.25 Diluted weighted average common shares outstanding 64,673,125 65,442,561 68,765,877

29 Key Definitions “Distributable Earnings (Loss)": The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.